UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Data of earliest event reported): September 1, 2022

X4 PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 North Beacon Street,	4th Floor
Boston,	Massachusetts	02134
(Address of principal executive offices)		(Zip Code)

(857) 529-8300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XFOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☒

Item 3.03	Material Modification to Rights of Security Holders.
At a Special Meeting of Stockholders (the “Special Meeting”) of X4 Pharmaceuticals Inc. (the “Company”) held on September 1, 2022, and as further described in Item 5.07 below, upon the recommendation of the Company’s board of directors, the Company’s stockholders voted on and approved an amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of common stock from 125,000,000 shares to 500,000,000 shares.

This description is a summary of the Amendment and is qualified in its entirety by reference to the text of Proposal 1 in the Company’s definitive proxy statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission on August 11, 2022 (the “Proxy Statement”) and the full text of the Amendment filed as Appendix A to the Proxy Statement.

The Amendment became effective on September 1, 2022 upon filing with the Secretary of State of the State of Delaware.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described under Item 3.03 above, on September 1, 2022, the Company filed the Amendment with the Secretary of State of the State of Delaware. The information in Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On September 1, 2022, the Company held the Special Meeting at which a quorum was present. At the Special Meeting, the stockholders of the Company voted on the following two proposals: (1) to approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 125,000,000 shares to 500,000,000 shares (“Proposal 1”) and (2) to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 (“Proposal 2”). The final results of the voting on each proposal are set forth below.

Proposal 1 – Approval of an Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock from 125,000,000 Shares to 500,000,000 Shares

The Company’s stockholders approved Proposal 1. The votes cast were as follows:

For	Against	Abstain
53,665,951	1,702,736	119,011

Proposal 2 – Authorization to Adjourn the Special Meeting

The Company’s stockholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain
53,758,559	1,580,214	148,925

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description
3.1	Restated Certificate of Incorporation, as amended, as of September 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

Date: September 1, 2022	By:	/s/ Adam Mostafa
Adam Mostafa
Chief Financial Officer and Treasurer